United States

Securities And Exchange Commission

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

CAMPUS CREST COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34872	27-2481988
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2100 Rexford Road, Suite 414
Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission by Campus Crest Communities, Inc. (the “Company”) on February 2, 2015 (the “Original 8-K”), announcing the consummation of the acquisition by the Company and certain of its affiliates on January 30, 2015 (the “Acquisition”) of (i) the remaining interests of the former members (the “Sellers”) of Copper Beech Townhome Communities, LLC (“CBTC”) and Copper Beech Townhome Communities (PA), LLC (“CBTC PA” and, together with CBTC, “Copper Beech”) in 29 student housing properties of a portfolio consisting of 35 student housing properties, two undeveloped land parcels and a corporate office building, and (ii) the Sellers’ remaining interests in Copper Beech at Ames, Iowa, pursuant to that certain Amendment to the Company’s purchase and sale agreement with the Sellers.

In the Original 8-K, the Company indicated that it would file the financial statements and pro forma financial information required under Item 9.01 with respect to the Acquisition by amendment pursuant to Item 9.01(a)(4). The Company is now filing this Amendment No. 1 to include the required financial statements and pro forma financial information as a result of the completion of the Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired.

The audited historical Combined Consolidated Statement of Revenues and Certain Expenses of Copper Beech Townhome Communities Portfolio for the year ended December 31, 2014 are filed herewith as Exhibit 99.1 and are incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the year ended December 31, 2014, giving effect to the Acquisition, are filed herewith as Exhibit 99.2 and are incorporated herein by this reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Independent Auditors.
99.1	The audited historical Combined Consolidated Statement of Revenues and Certain Expenses of Copper Beech Townhome Communities Portfolio for the year ended December 31, 2014.
99.2	The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Scott R. Rochon
Scott R. Rochon
Chief Accounting Officer

Dated: April 28, 2015

Exhibit Index

Exhibit Number	Description
23.1	Consent of Independent Auditors.
99.1	The audited historical Combined Consolidated Statement of Revenues and Certain Expenses of Copper Beech Townhome Communities Portfolio for the year ended December 31, 2014.
99.2	The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the year ended December 31, 2014.